Exhibit 99.1

Goldman Sachs 2015 Industrial Conference November 4th, 2015

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented herein is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission (the “SEC”), including our annual report on Form 10-K, for the year ended February 1, 2015, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its reporting net income (loss) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Company Overview

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- **$7.2 Billion** of **LTM Q2'15 Net Sales; $831 Million** of **LTM Q2'15 Adjusted EBITDA (11.6% of Net Sales)**
- **Leading Industrial Distributor** With **#1 Positions**[1] in **Large**, **Fragmented Markets**
- **Specialized Business Units Providing Diversity** in **Products**, **Customers**, and **Vendor** Relationships
  - **~800,000 SKUs**
  - **~500,000 Customers**
- **Scale**, **National Presence** and **Local Market Expertise Drive Competitive Advantage**
  - **~550 Locations**, **48 U.S. States** and **6 Canadian Provinces**[2]
  - Combination of **Distribution Center** and **Branch-Based** Operating Models
- **Talent** with **Deep**, **Relevant Experience Driving Speed** and **Precision**

National Footprint



United States

Net Sales by End Market[3]



Infrastructure and Other 21%
Non-Residential Construction 25%
$6.9B
Residential Construction 18%
Maintenance, Repair and Operations 36%

[1] Management Estimates Based on Market Data and Industry Knowledge
[2] As of Fiscal 2014
[3] For 2014; Excludes Canada

Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

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Business Unit Overview

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($ in billions)

HD SUPPLY	LTM Q2'15 Net Sales (Adj. EBITDA%)	Customer Profile	Go-to-Market Channels	Market Size[1]	Product Offering
HD SUPPLY FACILITIES MAINTENANCE *"MRO for Multifamily, Hospitality and Assisted Living Facilities"*	$2.6B (20%)	• Maintenance Professional Fixing Problems in Apartment Units, Hotel/Motels, Healthcare and Senior Care Living Facilities,	• **DC-based** Model (No Branch-based Sales) • **Outside and Inside Sales** Representatives • **Catalog** and **Call Center** Order Taking • **Online** Ordering (~50% of Sales) – hdsupplysolutions.com	 5% Share $51B	• Plumbing, HVAC, Electrical, Lighting, Conduit, Wire, Appliances, Hardware, Janitorial / Cleaning, Floor and Window Coverings, Millwork, Tools, Safety and Signage, Paint and Sundries
HD SUPPLY WATERWORKS *"Water Infrastructure"*	$2.5B (9%)	• Professional Contractors Specializing in Underground Water and Wastewater System Configuration Performing Work on Behalf of Municipalities, Non-residential and Residential Builder/Developers • Fire Protection Contractors	• **Branch-based** Sales (i.e. Nationally) • **Outside** Sales Representatives • **Inside** Sales Representatives	 21% Share $11B	• Pipe, Valves, Hydrants, Fittings, Restraints, Automated Metering Systems, Backflow Devices, Fire protection Products, Storm Water Retention, Treatment Plant Service, Tools and Equipment, Wire and Conduit
HD SUPPLY CONSTRUCTION & INDUSTRIAL *"Specialty Construction"*	$1.6B (8%)	• Specialty Contractors Buying Product for Use in Non-residential and Residential New Construction	• **Branch-based** Sales (i.e., "Walk In" Sales, Nationally) • **Outside and Inside** Sales Representatives • **Catalog** Ordering • **Online** Ordering (~1% of Sales) – whitecap.com • **Mobile** Application (<1% of Sales) – "Speed Build"	 7% Share $21B	• Fasteners and Fastening Systems, Building Materials, Tools, Jobsite Supplies, Safety, Equipment, Measuring/Marking, Hand Tools, Concrete Forming, Chemicals, Waterproofing, Pipes/Drains, and Wire

[1] *Management estimates based on Market Data and Industry Knowledge; Market Size for 2014*

Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

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Historical Financial Performance Strong Growth, Operating Leverage ($ in millions) 1 Sales, Adj. EBITDA Growth and Operating Leverage Excludes the Impact of the 53rd Week in 2012 Note: All Periods Adjusted for Sale of Discontinued Operations. VPY = Versus Prior Year. Adj. EBITDA Net Sales GM % Adj. EBITDA % VPY %1 VPY %1 ’10A 31.5% $306M 6.6% $4,605 n/a n/a 31.8% ’11A $396M 7.9% $5,038 29% 9% ’12A 32.1% $553M 9.4% $5,861 37% 14% ’13A 32.6% $658M 10.3% $6,387 22% 11% 26% CAGR LTM Q2’15 32.9% $831M 11.6% $7,185 16% 8% Adj. EBITDA ’14A 32.5% $775M 11.1% $6,970 18% 9% 3.1x n/a 2.6x 2.0x 2.0x 2.1x Op. Leverage1

Topics of Recent Interest

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1 **End Market Outlook**[1]	▪ **End Market Growth** Estimate of **~3% to 4%** per September 9th Earnings Call – **Non-Residential – Solid Activity** – **Residential – Prolonged Recovery** – **Water Infrastructure – Sluggish** – **Facilities Maintenance MRO – Stable**
2 **Business Transformation**	▪ **Focused** on **Business Units** with **#1 Market Position** with **Path to Distant #1… One (1) Distribution-Based BU** (FM) and **Two (2) Branch-Based BUs** (WW and C&I) ▪ **Best-of-the-Best Talent** Focused on **Highest Value Accretive Activities… Re-alignment Driven by Business Mix Transformation to Continuously Get Better and Faster**
3 **Debt Reduction**	▪ **Disciplined Recent Execution to Reduce Debt and Cost of Capital** ✓ **Paid Down $675M of 11% Secured Second Lien Notes in Q3'15 with Proceeds from Power Solutions Sale** ✓ **Refinanced Secured Term Loan** in Q3'15; **Reduced Principal Amount** by **~$100M, Reduced Interest Rate** by **25** Basis Points and **Extended Maturity** by **3 Years** ▪ **Continue to Evaluate Opportunities… 11.5%** and **7.5% Unsecured Senior Notes** Due 2020 with Oct. '16 Call Dates
4 **Cycle Performance**	▪ **Facilities Maintenance Grew Adjusted EBITDA** by **~8%** from **FY'08 to FY'09** and had a **~3% Decline** in **Sales** During the **Same Period; MRO Market Stability** Driven by **Break/Fix Demand Function** ▪ **$1.8B of Unlevered, Pre-Tax Free Cash Flow**[2] **Generated from '08 – '10**
5 **Cash Flow Characteristics**	▪ Change in **Net Working Capital Approximately 15% of Annual Sales Growth** ▪ **Capex** Approximately **1.4% - 1.5% of Sales** ▪ **Cash Interest of ~$400M** Estimated for FY'15 and **~$325M for FY'16** ▪ **Cash Taxes of $15M – $25M** Estimated for FY'15

[1] *Management estimates*
[2] *Free Cash Flow Defined as Cash Flow from Operating Activities less Capital Expenditures and Excluding Interest and Net Tax Impact*

Focused on Controllable Execution to Drive Profitable Growth in Excess of Market

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+17% +14% +5% Q3’15 Updated Guidance Updated Guidance Range Versus September 9th Q2’15 Earnings Call $2,000M $268M $262M VPY Nov. 4th Net Sales Adj. EBITDA Adj. Net Income Per Diluted Share1 VPY 1 Q3’15 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of 202 million Note: “VPY” denotes Versus Prior Year $0.67 $0.64 VPY ($ in millions, except per share amounts) . . . . +63% +56% Revised Midpoint $265M +15% $0.65 +59% +6% $2,050M Sep. 9th $2,010M $2,000M $2,020M $270M $260M +5% $0.68 $0.63 Sep. 9th Sep. 9th Nov. 4th Nov. 4th

Key Messages #1 Positions in Large, Fragmented North American Markets Paths to Distant #1 Driven by Defined Growth Initiatives Intense Focus on Controllable Execution +300 BPs Sales Growth in Excess of Market, 1.5x – 2.0x Operating Leverage and Cash Flow Conversion Significant Business Transformation with Sale of Power Solutions Talent Realignment to Fuel Growth and Get Better and Faster Executed Capital Structure Enhancements to Reduce Debt and Continuously Evaluating Opportunities Uniqueness of HD Supply Facilities Maintenance Value Proposition and Distributors’ Cash Flow Characteristics Focused on Controllable Execution to Drive Profitable Growth in Excess of Market 3 Company Overview Leading Industrial Distributor Specializing in MRO , Infrastructure and Construction § $7.2 Billion of LTM Q2’15 Net Sales; $831 Million of LTM Q2’15 Adjusted EBITDA (11.6% of Net Sales) § Leading Industrial Distributor With #1 Positions 1 in Large , Fragmented Markets § Specialized Business Units Providing Diversity in Products , Customers , and Vendor Relationships - ~800,000 SKUs - ~500,000 Customers § Scale , National Presence and Local Market Expertise Drive Competitive Advantage - ~ 500 Locations , 48 U.S. States and 6 Canadian Provinces 2 - Combination of Distribution Center and Branch - Based Operating Models § Talent with Deep , Relevant Experience Driving Speed and Precision National Footprint Net Sales by End Market 3 Maintenance, Repair and Operations 36% Residential Construction 18% Non - Residential Construction 25% Infrastructure and Other 21% $6.9B 1 Management Estimates Based on Market Data and Industry Knowledge 2 As of Fiscal 2014 3 For 2014; Excludes Canada 4 Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction Business Unit Overview Product Offering Customer Profile LTM Q2’15 Net Sales ($ in billions ) (Adj. EBITDA%) Market Size 1 “MRO for Multifamily, Hospitality and Assisted Living Facilities” § Maintenance Professional Fixing Problems in Apartment Units, Hotel/Motels, Healthcare and Senior Care Living Facilities, $2.6B (20%) $ 51B 5% Share “Water Infrastructure ” § Professional Contractors Specializing in Underground Water and Wastewater System Configuration Performing Work on Behalf of Municipalities, Non - residential and Residential Builder/Developers § Fire Protection Contractors $2.5B ( 9%) $ 11B 21% Share “Specialty Construction” § Specialty Contractors Buying Product for Use in Non - residential and Residential New Construction $1.6B (8%) $ 21B 7% Share 1 Management estimates based on Market Data and Industry Knowledge; Market Size for 2014 Go - to - Market Channels § DC - based Model ( No Branch - based Sales) § Outside and Inside Sales Representatives § Catalog and Call Center Order Taking § Online Ordering (~50% of Sales) – hdsupplysolutions.com § Branch - based Sales ( i.e. Nationally ) § Outside Sales Representatives § Inside Sales Representatives § Branch - based Sales ( i.e ., “Walk In” Sales, Nationally) § Outside and Inside Sales Representatives § Catalog Ordering § Online Ordering (~1% of Sales) – whitecap.com § Mobile Application (<1% of Sales) – “ Speed Build ” § Plumbing , HVAC , Electrical , Lighting, Conduit , Wire , Appliances , Hardware , Janitorial / Cleaning , Floor and Window Coverings , Millwork, Tools, Safety and Signage , Paint and Sundries § Pipe, Valves , Hydrants, Fittings, Restraints, Automated Metering Systems, Backflow Devices, Fire protection Products, Storm Water Retention, Treatment Plant Service, Tools and Equipment, Wire and Conduit § Fasteners and Fastening Systems, Building Materials, Tools, Jobsite Supplies, Safety, Equipment, Measuring/Marking, Hand Tools, Concrete Forming, Chemicals, Waterproofing, Pipes/Drains, and Wire

Appendix

Liquidity and Capital Structure

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($ in millions, unless otherwise noted)

- **$5.1B Net Debt at the End of Q2'15**
  - Recent Rating Agencies Upgrades
- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss Carryforwards of $2.1B**
  - ~$900M Tax-affected Amount of Federal and State NOLs[1]
- **Cash Taxes:**
  - $6M in Q2'15
  - ~$5M Estimated for Q3'15
  - $15M – $25M Estimated for FY'15
- **GAAP Taxes:**
  - $13M in Q2'15
  - ~$10M Estimated for Q3'15[2]
  - $35M – $40M Estimated for FY'15[2]
- **$19M of Capital Expenditures in Q2'15**

Q2'15 Debt Balances

Facility	Balance[3]	Interest Rate[4]	Maturity	Soft Call Date[5]
Sec. ABL	$132	1.69%	6/28/**18**	*n/a*
Sec. Term Loan[6]	~~947~~ **$850**	~~4.00%~~ **3.75%**	~~6/28/18~~ **08/13/21**	~~now~~ **2/13/16**
Sec. 1st Lien Notes	1,250	5.25%	12/15/**21**	12/15/**17**
~~Sec. 2nd Lien Notes~~	~~675~~	~~11.0%~~	~~4/15/20~~	~~4/15/16~~
Unsec. Sr. Notes	1,000	11.5%	7/15/**20**	10/15/**16**
Unsec. Sr. Notes	1,275	7.5%	7/15/**20**	10/15/**16**
Gross Debt	~~**$5,279**~~ **$4,507**			
Less Cash	169			
Net Debt	~~**$5,110**~~ **$4,338**			

[1] In 2014, we experienced an "ownership change" as defined in Section 382 of the Internal Revenue Code of 1985, as amended. For a discussion of the risk of a change of control on our tax net operating losses, see the risk factor entitled "Our NOL carryforwards could be limited if we experience an ownership change as defined in the Internal Revenue Code" in our Form 10-K for the fiscal year ended February 1, 2015
[2] Excludes a tax gain of $189 million related to the February 19, 2015 approval and finalization of the IRS audit of fiscal years 2007 and 2008
[3] Net of original issue discount
[4] Represents the stated rate of interest, without including the effect of discounts or premiums
[5] Subject to applicable redemption price terms
[6] Term Loan Amendment effective August 13, 2015

Enhance Capital Structure Opportunistically to Drive Free Cash Flow Momentum

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Illustrative Adjusted EPS Calculation

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($ in millions, except per share items)

Illustrative

	Actual			Estimates		
	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	FY'15
Adjusted EBITDA	$155M	$188M	$258M	TBD	TBD	TBD
(-) Depreciation and Amortization[1]	($30M)	(29)	(30)	(~30)	(~30)	($110M – $120M)
(+) Amortization of Acquired Intangibles	$4M	4	3	~4	~4	~$15M
(-) Interest Expense (GAAP)	($115M)	(106)	(106)	(~100)	(~85)	~($397M)
(-) Cash Income Taxes	($2M)	(3)	(6)	(~5)	(~5)	($15M – $25M)
(-) Stock-based Compensation	($5M)	(5)	(5)	(~4)	(~4)	(~$18M)
= Adjusted Net Income	$7M	$50M	$113M	TBD	TBD	TBD
÷ Diluted Shares Outstanding[2]	~200M	~201	~202	~202	~202	~202M
= Adjusted Net Income per Diluted Share	$0.03	$0.25	$0.56	TBD	TBD	TBD

[1] Includes Amounts Recorded Within Cost of Sales
[2] Assumes Paydown of 11% Senior Secured 2nd Lien Notes
[3] Excludes taxes due on Power Solutions Sale
[4] Weighted Average Diluted Shares Outstanding Based on Management Estimates

Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

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Reconciliation of Non-GAAP Measures: Net Income to Adj EBITDA

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($ in millions)

	Fiscal Year Ended				LTM Ended
	January 29, 2012	February 3, 2013	February 2, 2014	February 1, 2015	August 2, 2015
Net income (loss)	**($543)**	**($1,179)**	**($218)**	**$3**	**$318**
Less: Income (loss) from discontinued operations, net of tax	64	(34)	34	45	46
Income (loss) from continuing operations	(607)	(1,145)	(252)	(42)	272
Interest expense	639	658	528	462	442
Provision (benefit) for income taxes	67	26	44	42	(141)
Depreciation and amortization[1]	274	284	207	186	137
Loss on extinguishment and modification of debt[2]	—	709	87	108	106
Restructuring charge	—	—	6	6	—
Stock-based compensation[3]	20	16	16	17	18
Management fee & related expenses paid to Equity Sponsors[4]	5	5	2	—	—
Costs related to public offerings[5]	—	—	20	2	1
Other	(2)	—	—	(6)	(4)
Adjusted EBITDA	**$396**	**$553**	**$658**	**$775**	**$831**

[1] Depreciation and amortization includes amounts recorded within Cost of sales.
[2] Represents the loss on extinguishment and modification of debt including the premium/(discount) paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets associated with such debt.
[3] Represents the non-cash costs for stock-based compensation
Represents the costs incurred for employee reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.
[4] HD Supply entered into consulting agreements with certain of its Pre-IPO Equity Sponsors whereby HD Supply paid such Equity Sponsors a $5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with HD Supply's IPO in the second quarter of fiscal 2013.
[5] Represents the costs expensed in connection with the company's IPO and subsequent secondary offerings, including approximately $18 million paid to the Equity Sponsors for termination of the consulting agreements.

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HD Supply **Proprietary** and **Confidential**